UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2006

NEWPAGE CORPORATION

Courthouse Plaza Northeast

Dayton, Ohio 45463

877.855.7243

Delaware	333-125952	05-0616156
State of Incorporation:	Commission File No.:	IRS Employer Identification No.:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 10, 2006, NewPage Corporation (“the Company”) commenced a cash tender offer to purchase a portion of its outstanding Floating Rate Senior Secured Notes due 2012, 10% Senior Secured Notes due 2012 and 12% Senior Subordinated Notes due 2013 (collectively, the “Notes”). In connection with the tender offer, the Company is soliciting consents to the adoption of proposed amendments to the indentures governing the Floating Rate Senior Secured Notes due 2012 and the 10% Senior Secured Notes due 2012.

A copy of the press release announcing the commencement of the tender offer and the consent solicitation is attached hereto as Exhibit 99.1 and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	News Release dated July 10, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPAGE CORPORATION

Date: July 10, 2006	/s/ Matthew L. Jesch
Matthew L. Jesch
Vice President and Chief Financial Officer